UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2014

WFRBS Commercial Mortgage Trust 2014-C22
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Rialto Mortgage Finance, LLC
Liberty Island Group I LLC
NCB, FSB
C-III Commercial Mortgage LLC
Basis Real Estate Capital II, LLC
Walker & Dunlop Commercial Property Funding I WF, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-01	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of September 29, 2014, with respect to WFRBS Commercial Mortgage Trust 2014-C22.  The purpose of this amendment is to file the executed versions of the agreements previously filed as Exhibits 4.1 (the “Pooling and Servicing Agreement”), 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10 to the Form 8-K, (2) to make clerical and minor revisions to the versions of Exhibits 4.1, 99.2 and 99.3 that were previously filed and (3) to file as Exhibit 99.11 the servicing agreement that governs the servicing of the Stamford Plaza Portfolio Loan Combination effective as of September 29, 2014.  Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Section 8.  Other Events.

Item 8.01.                      Other Events.

On the Closing Date, a series of mortgage pass-through certificates, entitled GS Mortgage Securities Trust 2014-GC24, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24, was issued by GS Mortgage Securities Trust 2014-GC24, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2014 (the “GS 2014-GC24 Pooling and Servicing Agreement”), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.  The Stamford Plaza Portfolio Controlling Pari Passu Companion Loan was included in the securitization trust created by the GS 2014-GC24 Pooling and Servicing Agreement.  Accordingly, pursuant to the Pooling and Servicing Agreement, upon the execution and delivery of the GS 2014-GC24 Pooling and Servicing Agreement, the Stamford Plaza Portfolio Loan Combination became a Non-Serviced Loan Combination and the Stamford Plaza Portfolio Mortgage Loan became a Non-Trust-Serviced Mortgage Loan.  Upon such execution and delivery of the GS 2014-GC24 Pooling and Servicing Agreement, the servicing of the Stamford Plaza Portfolio Loan Combination became governed by the GS 2014-GC24 Pooling and Servicing Agreement and the related Intercreditor Agreement.  The executed version of the GS 2014-GC24 Pooling and Servicing Agreement is attached hereto as Exhibit 99.11.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
4.1
Pooling and Servicing Agreement, dated as of September 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.4	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.
99.5	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and NCB, FSB.

99.7	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.8	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.9
Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Walker & Dunlop Commercial Property Funding I WF, LLC and Walker & Dunlop Commercial Property Funding, LLC.

99.10	Primary Servicing Agreement, dated as of September 1, 2014, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

99.11
Pooling and Servicing Agreement, dated as of September 1, 2014, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated:  December 16, 2014

Exhibit Index

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of September 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.4	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and NCB, FSB.

99.7	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.8	Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.9
Mortgage Loan Purchase Agreement, dated as of September 5, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., Walker & Dunlop Commercial Property Funding I WF, LLC and Walker & Dunlop Commercial Property Funding, LLC.

99.10	Primary Servicing Agreement, dated as of September 1, 2014, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

99.11
Pooling and Servicing Agreement, dated as of September 1, 2014, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.